UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 26, 2013

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Microsoft Corporation (the “Company”) is filing this Current Report on Form 8-K to recast certain prior period amounts to conform with the segment reporting changes made in connection with realignment of our organization structure as part of our transformation to a devices and services company, as well as to disclose the retrospective adoption of new accounting guidance, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended June 30, 2013 (“2013 Form 10-K”).

During the first quarter of fiscal year 2014, we changed our organizational structure as part of our transformation to a devices and services company. As a result of these changes, information that the Company’s chief operating decision maker regularly reviews for purposes of allocating resources and assessing performance changed. Therefore, beginning in fiscal year 2014, we are reporting our financial performance based on our new segments; Devices and Consumer (“D&C”) Licensing, D&C Hardware, D&C Other, Commercial Licensing, and Commercial Other. We began to report comparative results under the new organization structure with the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. We also provided a description of the new reporting structure and a summary of the effects of these changes on the Company’s historical segment results for fiscal year 2013 and 2012 in two Form 8-Ks filed on September 19, 2013 and September 26, 2013.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended June 30, 2013, to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2013 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

Effective July 1, 2013, we adopted new accounting guidance enhancing disclosure requirements about the nature of an entity’s right to offset and related arrangements associated with its financial instruments. The new guidance requires the disclosure of the gross amounts subject to rights of set-off, amounts offset in accordance with the accounting standards followed, and the related net exposure, and applies to derivatives, repurchase agreements, and securities lending arrangements that are either offset or subject to an enforceable master netting arrangement, or similar agreements. Beginning in fiscal year 2014, we also adopted accounting guidance on disclosure requirements for items reclassified out of accumulated other comprehensive income (“AOCI”). This new guidance requires entities to present (either on the face of the income statement or in the notes) the effects on the line items of the income statement for amounts reclassified out of AOCI. We adopted the new guidance described above beginning July 1, 2013. Adoption of this new guidance resulted only in changes to the presentation of certain notes to financial statements. The requirements of this guidance have been applied retrospectively to all periods presented in this Form 8-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2013 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2013 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the realignment of our organizational structure and the retrospective application of recently adopted accounting guidance as described above. For significant developments which have occurred subsequent to the filing of the 2013 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates, where applicable, to Part I, Item 1. Business, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on July 30, 2013

99.2	Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on July 30, 2013

99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on July 30, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: November 26, 2013	/S/ FRANK H. BROD
Frank H. Brod
Corporate Vice President, Finance and Administration, Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates, where applicable, to Part I, Item 1. Business, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on July 30, 2013

99.2	Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on July 30, 2013

99.3	Updated Part II, Item 8. Financial Statements and Supplementary Data, from Microsoft’s Annual Report on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on July 30, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase